Exhibit 32

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report on Form 10-K of Southwest Airlines Co. (the “Company”) for the period ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), Robert E. Jordan, Chief Executive Officer of the Company, and Tammy Romo, Senior Vice President Finance & Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 4, 2022

By:	/s/ Robert E. Jordan
Robert E. Jordan
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Tammy Romo
Tammy Romo
Executive Vice President & Chief Financial Officer (Principal Financial & Accounting Officer)